Cash Overdrafts And Cash Equivalents	12 Months Ended
Dec. 31, 2016
Cash Overdrafts And Cash Equivalents [Abstract]
Cash Overdrafts And Cash Equivalents

9.     Cash Overdrafts and Cash Equivalents

Included in accounts payable are cash overdrafts of $8.6 million and $9.3 million as of December 31, 2016 and 2015, respectively.

From time to time throughout the year, we invest excess cash in money market funds directly with major commercial banks.  We closely monitor the creditworthiness of the institutions with which we invest our overnight funds. We had $72,000 in cash equivalents as of December 31, 2016.  These cash equivalents were invested in noninterest bearing accounts. There was $76,000 in cash equivalents as of December 31, 2015.  The weighted average rate of return for these cash equivalents was 0.20%.